            As filed with the Securities and Exchange
               Commission on October 18, 2001

                                             File Nos.  333-68338
                                                        811-6467

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No. 1                X

                   Post-Effective Amendment No.

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No.  9                        X

                The Korean Investment Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)   (Zip Code)
Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of Communications to:
                      Patricia A. Poglinco
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

    _____ immediately upon filing pursuant to paragraph (b)
    _____ on (date) pursuant to paragraph (b)
    _____ 60 days after filing pursuant to paragraph (a)(1)
    _____ on (date) pursuant to paragraph (a)(1)
    _____ 75 days after filing pursuant to paragraph (a)(2)

    _____ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Registrant hereby amends this Registrant Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

                The Korean Investment Fund, Inc.

The Korean Investment Fund, Inc. is an open-end management investment company that seeks long-term capital appreciation through investment in securities of Korean companies.

                   Prospectus and Application

                     October [__], 2001



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS


RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

GLOSSARY

DESCRIPTION OF THE FUND
  Investment Objective and Principal Policies and Risks
  Description of Additional Investment Practices
  Additional Risk Considerations

MANAGEMENT OF THE FUND

PURCHASE AND SALE OF SHARES
  How the Fund Values Its Shares
  How to Buy Shares
  How to Exchange Shares
  How to Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION ARRANGEMENTS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

         The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.
________________________________________________________________

                       RISK/RETURN SUMMARY
________________________________________________________________

         The following is a summary of certain key information about The Korean Investment Fund. The Risk/Return Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

         A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

         Other important things for you to note:

         -    You may lose money by investing in the Fund.

         - An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE KOREAN INVESTMENT FUND
--------------------------

Objective:

         The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Principal Investment Strategies:

         The Fund normally invests at least 80% of its net assets in securities of Korean issuers. The Fund invests in companies that, in the opinion of Alliance, possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large Korean companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products.

         The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities.

Principal Risks:

         Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in Korean companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting Korea, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in smaller capitalization stocks may be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources. In addition, the Fund's investments in debt securities have interest rate and credit risk.

Performance Table and
Bar Chart

      On November 19, 2001, the Fund converted from a closed-end investment company ("Closed-end Fund") to an open-end investment company with the same investment objective and substantially similar investment strategies (the "Conversion"). Shares of the Closed-end Fund outstanding at the time of the Conversion were reclassified and designated as Class A shares of the Fund ("Conversion Class A Shares"). The returns presented below are for the Closed-end Fund and do not reflect total expenses of the Class A shares. If the effect of Class A share expenses were reflected, returns would be lower than those shown because Class A shares are expected to have higher total expenses than the Closed-end Fund shares.

         The table and bar chart provide an indication of the historical risk of an investment in the Closed-end Fund by showing how the Closed-end Fund's average annual returns based on changes in its net asset value compare to the performance of a market index and an average of the performance of similar funds and by showing changes in the Closed-end Fund's performance from year to year over the life of the Closed-end Fund. The Closed-end Fund's past performance, of course, does not necessarily indicate how the Fund will perform in the future.

                        Performance Table

                               1 Year    5 Years  Since Inception
Closed-end Fund               -50.46%    -11.47%      -6.67%
Korea Composite Stock
  Price Index                 -56.05%    -18.92%     -10.60%
Lipper Pacific ex-Japan Funds
Average                       -33.84%      7.77%      -1.64%

         Index returns and average annual returns are for the periods ended December 31, 2000. The Closed-end Fund shares inception date is February 24, 1992.

                            Bar Chart

         The following chart shows the annual returns for the Closed-end Fund since inception.

n/a  n/a  25.17 17.86 -24.08 -31.38 -65.14 85.33  147.71 -50.46
_________________________________________________________________

91   92   93    94    95     96     97     98      99    00

       Through 9/30/01, the year to date unannualized return for the Closed-End Fund was 14.77%. You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Closed-end Fund's:

         Best Quarter was up 113.94%, 4th quarter, 1998; and
         Worst Quarter was down -61.23%,  4th quarter, 1997.

 _______________________________________________________________

                  FEES AND EXPENSES OF THE FUND
 _______________________________________________________________

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


                                Class A Shares  Class B Shares  Class C Shares
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is lower)                       None            4.0%*           1.0%**

Exchange Fee                    None            None            None

Redemption Fee                  None***         None            None

* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

*** For the 12 month period beginning with the date of the Conversion,, the Fund will deduct a temporary redemption fee of 2.0% from the redemption amount if you sell or exchange Conversion Class A Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                        Operating Expenses
                                        _______________________________
                                        Class A    Class B       Class C
Management fees                         1.00%       1.00%         1.00%
Distribution (12b-1) fees                .30%       1.00%         1.00%
Other expenses (a)                      4.08%       4.08%         4.08%
Total Fund Operating Expenses           5.38%       6.08%         6.08%
Waiver and/or Expense Reimbursement (b)(2.88)%     (2.88)%       (2.88)%

Net Expenses                            2.50%      3.20%          3.20%

(a)    Based on estimated expenses.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

Examples

           Class A   Class B+  Class B++ Class C+  Class C++
After 1 Yr.   $  667    $  723    $  323    $  423    $  323
After 3 Yrs.  $1,719    $1,747    $1,547    $1,547    $1,547

______________________
+     Assumes redemption at the end of period.
++    Assumes no redemption at end of period.

________________________________________________________________

                            GLOSSARY
 _______________________________________________________________

This Prospectus uses the following terms.

Types of Securities
-------------------

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of Companies
------------------

Korean company is an entity that (i) is organized under the laws of Korea and conducts business in Korea, (ii) derives 50% or more of its total revenues from business in Korea, or (iii) issues equity or debt securities that are traded principally in Korea.

Rating Agencies
---------------

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

Other
-----

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

      - Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

      - Additional information about risks of investing in the Fund can be found in the discussions under Additional
         Risk Considerations.

      - Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's
         Statement of Additional Information or SAI.

      - The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they were purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective

         The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Principal Policies

         The Fund normally invests at least 80% of its net assets in securities of Korean issuers. This policy will not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in equity securities of Korean companies. The Fund invests in Korean companies that, in the opinion of Alliance, possess the potential for growth, including established companies in industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products.

         A small number of companies and industries in Korea represents a large portion of the Korean securities market, which is relatively small compared to the U.S. market. Korean conglomerates have a dominant position in the Korean economy. According to the latest available data, the top 30 conglomerates produced approximately 16% of Korea's GDP and accounted for approximately 41% of manufacturing and 50% of imports. Of the top 30 conglomerates, the top four groups produced approximately 9% of GDP. Nevertheless, the largest conglomerates are relatively small by Japanese and U.S. standards. Korea's economy is heavily dependent upon international trade. Korea's export growth is due largely to three factors: (i) increased trade with the former Soviet Union and China, and the developing countries of Southeast Asia and Latin America; (ii) a high degree of competitiveness with Japan in third markets, and (iii) a steady extension of the range of manufactured products for exports, with particular strengths in memory chips and automobiles. Because Korea has no onshore oil or natural gas and none has been found offshore, Korea must rely heavily on imported energy. Korea has few natural resources and must import timber, industrial metals and capital goods, making its exports vulnerable to fluctuations in exchange rates and prices for commodities.

         The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities. The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security, which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration.

         The Fund also may:

         - invest up to 20% of its total assets in rights or warrants;

         - purchase and sell forward contracts, including forward foreign currency exchange contracts;

         -    enter into forward commitments;

         - enter into future contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

         - purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures;

         - write covered put and call options and purchase put and call options on securities in which it may invest;

         -    write call options for cross-hedging purposes;

         -    enter into standby commitment agreements;

         - make short sales of securities or maintain a short position, in each case only if against the box;

         - invest up to 15% of its net assets in illiquid securities;

         -    enter into repurchase agreements; and

         - make secured loans of portfolio securities of up to 30% of its total assets.

         All or some of the policies and practices listed above may not be available to the Fund under United States or Korean law and the Fund will utilize these policies only to the extent permissible.

Principal Risks

         Among the principal risks of investing in the Fund are:

         - Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

         - Country or Geographic Risk This is the risk of investment in issuers located in a particular country or geographic region, such as the Fund's investments in securities of Korean companies. Market changes or other factors affecting Korea, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Fund's net asset value.

         - Foreign Risk This is the risk of investments in issuers located in foreign countries, such as Korea. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries, including Korea, are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

         - Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

         - Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

         - Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income.

         - Credit Risk This is the risk that the issuer of a security or other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

         - Management Risk The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

Description of Additional Investment Practices

         This section describes the Fund's investment practices and associated risks. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

         Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

         Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

         Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

         Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

         The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there may be no law in the country in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

         Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

         Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

         If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

         All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

         Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund's SAI has a further discussion of the use, risks, and costs of options on foreign currencies.

         Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

         Rights and Warrants. The Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date. The Fund may invest up to 20% of its total assets in rights and warrants.

         Short Sales. A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at
market value) would be held as collateral for short sales.    If
the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

         Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of the Fund's assets at the time of making the commitment.

         There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         Portfolio Turnover. The portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

         Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in debt securities, which may include short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

         General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. There can be no assurance that at any given time the Fund will engage in any of these investment practices. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

Additional Risk Considerations

         Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

         Currency Considerations. Substantially all the assets of the Fund are invested in securities denominated in foreign currencies, primarily the Won. The Fund receives a corresponding portion of its revenues in foreign currencies, primarily the Won. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

         Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. In particular, a small number of companies and industries represent a large portion of the securities market in Korea. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

         Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

         U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Investment Adviser

         The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented the assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate portfolios, currently have more than 7.0 million shareholder accounts.

         Alliance provides investment advisory services and order placement facilities for the Fund. For these services, the Fund pays Alliance an advisory fee at an annualized rate of 1.0% of the Fund's average daily net assets.

Portfolio Managers

      Edward D. Baker, Senior Vice President of Alliance
Capital Management Corporation ("ACMC") and Sun Hee Oh, Vice President of ACMC, are primarily responsible for the day-to-day management of the Fund. Since prior to 1996, Mr. Baker has served as portfolio manager for the Closed-end Fund and has been associated with Alliance. Prior to joining Alliance in 2000, Ms. Oh was employed by Orion Asset Management Co., Ltd., previously an investment manager to the Closed-end Fund, and served as portfolio manager of the Closed-end Fund since prior to 1996.

________________________________________________________________

                   PURCHASE AND SALE OF SHARES
________________________________________________________________

How The Fund Values Its Shares

         The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

         Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares

         You may purchase the Fund's shares through broker-dealers, banks or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, Alliance Fund Distributors, Inc., or AFD.

         Minimum investment amounts are:

         Initial                            $1,000
         Subsequent                         $   50
         Automatic Investment Program       $   25

         If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

         The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

         The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

         Subject to the temporary redemption fee described below applicable to the Conversion Class A Shares, you may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

         Subject to the temporary redemption fee described below applicable to the Conversion Class A Shares, you may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC or temporary redemption fee, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Redemption and exchanges of the Conversion Class A Shares are subject to a temporary redemption fee, payable to the Fund, equal to 2.0% of the net asset value of the shares redeemed or exchanged during the first 12 months following the Conversion.

         -    Selling Shares Through Your Broker

         Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC or temporary redemption fee. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

         -    Selling Shares Directly to the Fund

By Mail:

         - Send a signed letter of instruction or stock power, along with certificates, to:

             Alliance Global Investor Services, Inc.
                          P.O. Box 1520
                    Secaucus, N.J. 07906-1520
                          800-221-5672

         - For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. or AGIS, and many commercial banks.
              Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

         - You may redeem your shares for which no stock certificates have been issued by telephone request.
              Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

         - A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

         - If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

         - Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

         - Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         The income dividend and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

         If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

         For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

         While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

         Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

         If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

         The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

         Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

________________________________________________________________

                    DISTRIBUTION ARRANGEMENTS
________________________________________________________________

Share Classes. The Fund offers three classes of shares.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                      Initial Sales Charge


                                                  Commission to
                         As % of      As % of     Dealer/Agent
                        Net Amount   Offering        as % of
Amount Purchased         Invested      Price     Offering Price

Up to $100,000              4.44%      4.25%           4.00%
$100,000 up to $250,000     3.36       3.25            3.00
$250,000 up to $500,000     2.30       2.25            2.00
$500,000 up to $1,000,000   1.78       1.75            1.50

         You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

         You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

Years Since Purchase             CDSC
-------------------------------------
First                            4.0%
Second                           3.0%
Third                            2.0%
Fourth                           1.0%
Fifth                            None

         If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

         The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

         You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

         Class C shares do not convert to any other Class of shares of the Fund.

         Asset-Based Sales Charges or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

              Rule 12b-1 Fee (As A Percentage Of
              Aggregate Average Daily Net Assets)
              -----------------------------------
Class A                  .30%
Class B                 1.00%
Class C                 1.00%

         Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

         Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more.
Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

         You should consult your financial agent to assist in choosing a Class of Fund shares.

         Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

         Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative.
The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

         Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

         Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application.
You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

         Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

________________________________________________________________

                      FINANCIAL HIGHLIGHTS
________________________________________________________________

         The financial highlights table shows the Closed-end Fund's financial history for the past 5 years. On the date of the Conversion, the Fund converted from the Closed-end Fund to an open-end investment company with the same investment objective and substantially similar investment strategies. Shares of the Closed-end Fund outstanding as of that date were designated Class A shares of the Fund. Certain information reflects financial results for a single share of the Closed-end Fund. The Fund's Class A shares are expected to have higher total expenses than those of the Closed-end Fund's shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-end Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers LLP, the Closed-end Fund's independent accountants, whose reports, along with the Closed-end Fund's financial statements, are included in the Closed-end Fund's annual report, which is available upon request. Financial statements and financial highlights for the Fund's Class A, Class B and Class C shares will be included in the Fund's annual or semi-annual report when the Fund has completed its first annual or semi-annual period.

                                       Year Ended April 30,
                          -----------------------------------------------
                           2001      2000     1999      1998       1997
                           ----      ----     ----      ----       ----

Net asset value,
beginning of period        $9.14     $6.90    $3.48     $7.52      $12.36
Income From Investment
Operations
Net investment loss(a)     (.08)     (.07)    (.06)     (.09)       (.07)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions              (2.81)      2.22     3.48    (3.95)      (4.77)
Net increase (decrease)
in net asset value        (2.89)      2.15     3.42    (4.04)      (4.84)
Capital Share
Transactions
Anti-dilutive effect of
share repurchase
program                      .28       .09      -0-       -0-         -0-
Total capital share
transactions                 .28       .09      -0-       -0-         -0-

Net asset value, end of
period                     $6.53     $9.14    $6.90     $3.48       $7.52
Market value, end of
period                     $6.35    $6.438   $6.063   $3.8785      $7.125
Total Return

Total investment return
based on:(b)
  Market value           (1.37)%     6.18%   56.46%  (45.61)%    (38.04)%
  Net asset value       (28.56)%    32.46%   98.28%  (53.72)%    (39.16)%
Net assets, end of
period (000's omitted)   $48,633   $72,622  $58,348   $29,439     $63,586
Ratios/Supplemental
Data

Ratio of expenses to
average net assets         2.29%     2.06%    2.93%     2.29%       2.11%
Ratio of net investment
loss to average net
assets                    (.98)%    (.71)%  (1.49)%   (1.60)%      (.73)%

Portfolio turnover rate      32%       68%     102%       47%         32%

____________________
(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

         For more information about the Fund, the following documents are available upon request:

         -    Annual/Semi-Annual Reports to Shareholders

The Closed-end Fund's annual and semi-annual reports to shareholders contain additional information on the Closed-end Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         -    Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:      c/o Alliance Global Investor Services, Inc.
              P.O. Box 1520
              Secaucus, NJ 07096-1520

By Phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

         - Call the Commission at 1-202-942-8090 for information on the operation of the Public
              Reference Room.

         - Reports and other information about the Fund are available on the EDGAR Database on the Commission's
              Internet site at http://www.sec.gov.

         - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
              Public Reference Section, Washington, DC 20549-
              0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

SEC File No.  811-06467

                                 The Korean Investment Fund, Inc.

_______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

_______________________________________________________________



               STATEMENT OF ADDITIONAL INFORMATION
                     October [__], 2001,

      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the prospectus for The Korean Investment Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund, dated October [__], 2001, (the "Prospectus"). Financial statements for the Fund for the year ended April 30, 2001 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained without charge, by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
Description of the Fund
The Republic of Korea
Management of the Fund
Expenses of the Fund
Purchase of Shares
Redemption and Repurchase of Shares
Shareholder Services
Net Asset Value
Dividends and Distributions and Taxes
Brokerage and Portfolio Transactions
General Information
Financial Statements
  and Report of Independent Accountants

(R): This registered service mark used under license from owner, Alliance Capital Management, L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

         The Korean Investment Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective and its policy of investing at least 65% of its total assets in equity securities of Korean companies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's objective will be achieved.

Investment Objective and Policies

         The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. The Fund normally invests at least 80% of its net assets in securities of Korean companies. This policy will not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets includes any borrowings for investment purposes. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in equity securities of Korean companies. The Fund defines Korean companies to be entities (i) that are organized under the laws of The Republic of Korea ("Korea") and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea, or (iii) the equity or debt securities of which are traded principally in Korea. The Fund invests in companies that, in the opinion of the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund identifies securities of Korean companies that are the likely to benefit from the emergence of new markets for their products, including investment opportunities in Korean companies that may benefit from future improved relations with The Democratic People's Republic of Korea ("North Korea"). If possible, the Fund would consider investing up to 10% of its total assets in North Korean issuers. In addition, the Fund may not invest more than 20% of its total assets in rights or warrants to purchase equity securities. The Fund may invest up to 15% of its net assets in illiquid securities.

         The Fund may also invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities. The Fund may invest in debt securities rated BBB or higher by Standard & Poor's Ratings Services ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or rated of equivalent credit quality by another internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality as determined by Alliance. Securities rated Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security, which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

         For temporary defensive purposes, the Fund may vary from its investment policies during periods in which conditions in the Korean securities markets or other economic or political conditions in Korea warrant. Under such circumstances, the Fund may reduce its position in equity securities and increase its position in debt securities, which may include U.S. Government Securities, securities rated AA or better by S&P or Aa or better by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance, short-term indebtedness or cash equivalents denominated in U.S. Dollars or, if it becomes permissible for the Fund to so invest, denominated in Won. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds in U.S. Dollar denominated money market instruments as reserves for dividends and other distributions to shareholders.

Illiquid Securities

         The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

         Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

         The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. If, in the future, the Fund makes any investments in North Korea, all or substantially all of such investments are likely to be in securities that are not readily marketable. While Korean law requires registration with a government agency of a public offering or secondary public distribution of securities, that law does not contain restrictions like those contained in the Securities Act of 1933, as amended (the "Securities Act") regarding the length of time the securities must be held or manner of resale. There may be contractual restrictions on the resale of securities.

Investment in Other Investment Companies

         The Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in Korean securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. By investing in an investment company, the Fund's shareholders will bear a ratable share of the investment company's expenses, as well as continue to bear the Fund's investment management and administrative fees with respect to the amount of the investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements involving U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to current market interest rates rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. Alliance monitors the creditworthiness of the institutions with which the Fund enters into repurchase agreement transactions.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Other Investment Practices

         Options on Korean Securities. In an effort to enhance income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on the Korea Stock Exchange. The Fund may also write call options for cross-hedging purposes. There are no specific percentage limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and/or other liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash and/or other liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Fund may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with its custodian, cash and/or other liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a "closing transaction" in which the Fund would write or purchase another option having the same features as the one it purchased or wrote, thereby having the two offsetting options cancel each other out. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when Alliance believes it would be advantageous to do so.

         Currency Hedging Techniques. Although the Fund has no present intention to engage in currency hedging techniques, it is authorized to engage in various portfolio strategies to hedge its portfolio against adverse changes in the relationship between the U.S. Dollar and the Won. These strategies include use of currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its currency hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares caused by currency fluctuation, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the U.S. Dollar-Won exchange rate occur.

         Although certain risks are involved in forward, futures and options transactions, Alliance believes that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of such transactions. United States tax requirements applicable to regulated investment companies may limit the Fund's ability to engage in hedging transactions.

         Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign currency transactions between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This hedging is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign currency transactions will be limited to hedging involving either specific transactions or portfolio positions.

         Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Consequently, the Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or other liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

         Under the foreign exchange control regulations of Korea, non-residents are allowed to enter into forward transactions between Won and foreign currencies with a bank in Korea in order to hedge currency risks involving their holding of Won-denominated assets in connection with their permissible investments in Korean equities and bonds.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in that currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since foreign currency transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. Dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. Dollars of an investment in a Won-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Won for Dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Won relative to the Dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option that, if exercised, requires it to sell a specified amount of Won for Dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the Won to the Dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in U.S. Government Securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).
A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.

         The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns, (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will maintain a segregated account with its custodian bank with cash or liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency forward, futures and option transactions.

         Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies, which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss, which will not be completely offset by movements in the price of the currencies, which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon Alliance's special skills with respect to such instruments and usually depends on Alliance's ability to forecast currency exchange rate movements correctly.

         Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

         The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).
"Trading limits" are imposed on the maximum number of contracts, which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Alliance does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

         Short Sales. A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

         Loans of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions provided that cash and/or liquid high-grade debt securities, or bank letters of credit equal to at least 100% of the market value of the loaned securities (including interest accrued on the loaned securities) are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While the securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required conditions did not occur and the trade was cancelled. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The use of forward commitments for the purchase or sale of fixed income securities enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the segregated account of the Fund, cash and/or other liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it might incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security, which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price the Fund has committed to purchase. The fee is payable regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of cash and/or other liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and will not benefit from any appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Future Developments. The Fund may, following written notice thereof to its shareholders, take advantage of investment practices that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such practices, if they arise, may involve risks, which exceed those involved in the activities described above.

                    INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which are fundamental investment policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below as well as those described in the Prospectus (except insofar as they relate to restrictions on borrowing under the 1940 Act and the diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code")) apply only at the time an investment is made or other relevant action is taken by the Fund.

With respect to investment restriction 7 below, it is the Fund's present intention to make short sales only for the purpose of deferring realization of gain or loss for federal income tax purposes.

         The Fund will not:

         1. Purchase more than 10% of the outstanding voting securities of any one issuer;

         2. Invest more than 15% of the value of its total assets in the securities of any one issuer (except that the Fund may invest up to 25% of the value of its total assets in the securities of the Korean government, its agencies and instrumentalities to the extent such investments may be permitted under Korean laws or regulations) or 25% or more of the value of its total assets in the securities of issuers in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code, and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable. The foregoing restrictions do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         3. Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies, (ii) the lending of portfolio securities or (iii) the use of repurchase agreements;

         4. Borrow money or issue senior securities, except that the Fund may borrow in accordance with pertinent provisions of the 1940 Act, including the rules and regulations thereunder;


         5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings and (ii) in connection with initial and variation margin deposits relating to futures contracts;

         6. Invest in companies for the purpose of exercising control;

         7. Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

         8. Purchase or sell commodities or commodity contracts, except the Fund (i) will utilize futures and options thereon only for hedging purposes, (ii) will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets,
(iii) will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures, and (iv) will not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets; or

         9. Purchase or sell real estate, except that the Fund may purchase securities of companies which deal in real estate or interests therein.

         It should not be assumed that activities that the Fund can perform as exceptions to the restrictions above will necessarily be permissible under Korean laws and regulations. In addition to the restrictions described above, the Fund may be subject to additional restrictions imposed by Korean laws and regulations and restrictions imposed by the Code. Should any restriction imposed by Korean laws or regulations be removed or liberalized, the Fund reserves the right to invest accordingly, except to the extent that such investment conflicts with the Fund's investment objective or investment restrictions.

________________________________________________________________

                      The Republic of Korea
________________________________________________________________

         Korea is a small country with a population in mid-2000 of 47.3 million. Korea has few natural resources. Korea's economy and the stability of its currency can be adversely affected by regional or currency turmoil. The economic health of Korea and the Asian region depends on each country's ability to carry out fiscal and monetary reforms, some of which were imposed by the International Monetary Fund as a condition to receiving economic aid in late 1997. The majority of the countries in the Asian region are developing or newly industrialized economies which tend to experience more economic volatility than developed countries.

         While the financial crisis has largely abated, Korea is still faced with economic vulnerabilities and shaken investor confidence. While Korea has instituted reforms to stabilize its economy, there is no assurance that these reforms will be successful.

         Korea's capital markets have undergone significant
reform since 1997.   The Korean government has taken steps to
increase the role of local capital markets in financing and has opened the stock market to foreign investors. However, a small number of companies and industries, including the semi-conductor industry described below, still represent a large portion of the market in Korea. There is no assurance that these or other structural reforms initiated by Korea will be successful in restoring sustainable growth in Korea and there is still significant uncertainty as to Korea's economic stability.

         The insolvency of Korea's second largest conglomerate in 1999 created turmoil in financial markets and left investors holding large amounts of worthless bonds. In addition, Korea's banks and insurance companies have a large stock of non-performing loans. Korea's vulnerable financial system could be threatened by further economic instability.

         While Korea's manufacturing base has grown, Korea's manufacturing industry as a percentage of GDP has remained stable at approximately 30% since 1988. Korea has developed a strong semi-conductor industry and Korea ranks as one of the world's largest steel producers. Korea's automobile industry has grown significantly since the 1980's; however, two of Korea's largest automobile manufactures have been acquired by foreign companies. The semiconductor industry comprises a major segment of the Korean market. This industry has historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. The semiconductor industry can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from Asia's low-cost emerging economies.

         Korea enjoyed a boom in construction in the 1990s resulting from the government's decision to relax controls on permit issuance for new companies. Shortages of materials and labor encouraged inflationary pressures and left the construction industry and other related industries - particularly the steel-makers - vulnerable to an economic slowdown.

         Much of Korea's economy is dependent upon international trade. Korea is still heavily dependent upon imports of capital goods, making its export performance heavily dependent on international prices for these goods. In 1999, capital goods accounted for approximately 40% of the country's total imports in value terms, a level almost unchanged from 1995. Rising labor costs have led to some industries relocating their operations to other Asian countries. Between 1990 and 1999 there was a trade surplus in only two years, 1998 and 1999, largely as a result of the sharp decline in imports in 1998 as a result of Korea's financial crisis. The largest of the trade deficits occurred in 1996, when imports exceeded exports by approximately $20 billion. To a large extent the trade deficits reflect the high imported content of Korea's exports and the need to import capital goods for investment. Because Korea has few natural resources, it is heavily dependent upon oil, timber and industrial metals.
Korea's industrial sector and domestic economy are highly sensitive to fluctuations in exchange rates and international commodity prices.

         The composition of exports has changed radically over the last 25 years. Exports of labor intensive goods such as clothing, footwear and toys are either stagnant or in decline because of a shift of such operations to lower wage countries in Southeast Asia. At the same time, exports of more sophisticated products, such as memory chips, automobile equipment, and telecommunications equipment, have been growing. In 2000, the U.S. accounted for approximately 22% of exports from Korea, followed by Japan (12%), China (11%), Hong Kong (6%) and Taiwan (5%). Japan accounted for approximately 20% of the imports to Korea in 2000, followed by the U.S (18%), China (8%), Saudi Arabia (6%) and Australia (4%).

         North Korea has been a concern to Korea since the end of World War II, due to the threat of military aggression by North Korea. North Korea has purportedly developed nuclear weapons, holds a stockpile of chemical weapons and maintains nearly an army of close to one million. Periodic military incidents between the two serve to fuel concerns of conflict. Relations between North Korea and Korea have begun to improve with the first-ever inter-Korean summit held in June of 2000. Subsequent efforts to improve relations, however, including a planned visit to Korea by North Korea's leader, have been delayed.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Certain of the Directors and officers are trustees, directors or officers of other registered investment companies sponsored by Alliance. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York, 10105.

Directors

         JOHN D. CARIFA,1  56, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

         DAVID H. DIEVLER, 72, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co., member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         WILLIAM H. FOULK, JR., 69, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES HESTER, 77, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1996. He was formerly President of New York University and The New York Botanical Garden, Rector of the United Nations University and Vice Chairman of the Board of the Federal Reserve
_________________________

1An interested person of the Fund as defined in the 1940
 Act.

Bank of New York.  His address is 25 Cleveland Lane, Princeton,
New Jersey 08540.

         THE HON. JAMES D. HODGSON, 85, Director of United
Television, Inc. (broadcasting). He was formerly U.S. Ambassador to Japan and U.S. Secretary of Labor. His address is 10132
Hillgrove Drive, Beverly Hills, CA 90210.

Officers

         John D. Carifa, Director, Chairman and Chief Executive
Officer (see biographical information above).

         Robert Heisterberg, 62, Executive Vice President-
Investments, is a Senior Vice President of ACMC and its Global
Economic and Policy analyst. Mr. Heisterberg has been associated with Alliance since prior to 1996.

         Yung Chul Park, 58, Executive Vice President-
Investments, is a Professor of Economics at Korea University. He is also the Director of the Institute of Economic Research at Korea University.

         Edward Baker III, 50, Vice President, is a Chief
Executive Officer-Business Affairs of the Adviser, with which he has been associated since April 2000. Prior thereto he was a Senior Vice President and Chief Investment Officer-Emerging
Markets of ACMC, since May 1996.

         Thomas J. Bardong, 55, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         Sun Hee Oh, 39, Vice President, is a Vice President of ACMC with which she has been associated since September 1999. Prior thereto she was a portfolio manager at Nomura Asset Management Co., Ltd. since August 1999, and an investment analyst at Tong Yang Securities Co., Ltd. since September, 1996. Previously, she was a credit analyst AMZ Banking Corporation since prior to 1996.

         Mamoru Yamaoka, 36, Vice President, is a Senior Vice
President of ACMC and Head Trader of the Tokyo Trading Desk with which he has been associated since prior to 1996.

         Edmund P. Bergan, Jr., 51, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and AGIS, with which he has been associated since prior to 1996.

         Mark D. Gersten, 51, Treasurer and Chief Financial
Officer, is a Senior Vice President of AGIS, with which he has been associated since prior to 1996.

         Vincent S. Noto, 35, Controller, is an Assistant Vice
President of AGIS, with which he has been associated since prior to 1996.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 2001, the aggregate compensation paid to each of the Directors during the fiscal year ended April 30, 2001 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Certain of the Directors are directors or trustees of one or more other registered investment companies in the Alliance Fund Complex.

                                Aggregate     Total Number   Total Number
                                Compensation  of Funds in    of Investment
                                from the      the Alliance   Portfolios
                                Alliance Fund Fund Complex,  Within the
                 Aggregate      Complex,      including the  Alliance
                 Compensation   including the Fund, as to    Fund Complex,
                 From the Fund  Fund, during  which the      Including the
                 during the     the Fiscal    Director is a  Fund, as to which
                 Fiscal Year    Year ended    Director or    the Director
Name of Director Ended April    April 30,     Trustee        is a Director
of the Fund      30, 2001       2001                         or Trustee
_______________  _____________  ____________  _____________  _______________

John D. Carifa             $0            $0             46            106
David H. Dievler      $10,761      $270,450             41             88
William H. Foulk, Jr. $11,259      $276,375             42            103
Dr. James Hester      $11,513      $167,938              9              9
The Hon.
James D. Hodgson      $12,000       $12,000              1              1

         As of October 8, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Adviser

         Alliance Capital Management L.P. , a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors.

         Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2001, totaling approximately $465 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the 1940 Act is a Delaware limited partnership, of which ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.
         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Under the Advisory Agreement, the Fund will pay a monthly fee to the Adviser at an annual rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

         The Adviser has undertaken to waive its fees or reimburse expenses to maintain the Fund's expense ratio at the annualized rate of 2.50% of the Fund's average daily net asset for the Class A Common Stock and 3.20% of the Fund's average daily net assets for the Class B and Class C Common Stock.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities, or by a vote of a majority of the Fund's Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser is, under the Advisory Agreement, responsible for any expenses incurred by the Fund in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Fund prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors.

         The Advisory Agreement became effective on November 30, 1993. In connection with the conversion of the Fund to an open-end investment company (the "Conversion"), the Advisory Agreement was amended at a meeting of the Board of Directors called for such purpose and held on December 18, 2000. The Advisory Agreement was approved by a majority of the members of the Board of Directors, including a majority of the Directors who are not parties thereto nor interested persons of any such party as defined in the 1940 Act. At a meeting held on September 14, 2001, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement will continue in effect for one year from the date of the Conversion and thereafter for successive twelve-month periods (computed from each January 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act.

         Under the Advisory Agreement, the Fund paid the Adviser a fee at an annualized rate of .85% of the Fund's average weekly net assets. For the fiscal years of the Fund ended in 2001, 2000 and 1999, the Adviser received from the Fund $491,282, $695,072 and $266,494, respectively, in advisory fees. From August 3, 2001 until the Conversion, the Fund paid the Adviser at an annualized rate of 1.0% of its average weekly net assets. Since the Conversion, the Fund pays the Adviser an advisory fee at an annualized rate of 1.0% of the Fund's average daily net assets.

         In addition, until January 15, 2001, Orion Asset Management Co., Ltd. ("Orion"), a Cayman Islands Corporation served as investment manager to the Fund. Under its arrangements with Orion, the Fund paid Orion a separate fee at an annualized rate of .40% of the Fund's average weekly net assets. For the fiscal years of the Fund ended in 2001, 2000 and 1999, Orion received from the Fund $176,524, $327,092 and $125,316, respectively, in fees. On December 18, 2000, the Fund's Board of Directors terminated these arrangements effective January 15, 2001.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations, which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund,

Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, The AllianceBernstein Trust, Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD") to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc., which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement, including the Rule 12b-1 Plan, was initially approved by the Directors of the Fund at a meeting held on December 18, 2000. The Fund's shareholders approved the Rule 12b-1 Plan. The Agreement will become effective on the date of the Conversion and will continue in effect for successive twelve-month periods with respect to a class (computed from each January
1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         Pursuant to a Transfer Agency Agreement that will become effective on the date of the Conversion, AGIS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee based upon the number of account holders of each of the Class A, Class B and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges.

         Prior to the date of the Conversion, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA, which is not affiliated with the Fund or the Adviser, provided transfer agency services to the Fund. For the Fund's fiscal year ended April 30, 2001, the Fund paid State Street $12,900 for these services.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares") or without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), in each case as described below. Currently, the Fund does not offer Adviser Class shares. Shares of the Fund that are offered subject to a sales charge are offered through
(i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.



         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the NYSE is open for trading.

         The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the NYSE on each day the NYSE is open for trading are priced at the net asset value computed as of the close of regular trading on the NYSE on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the NYSE and transmits it to the Principal Underwriter prior to 5:00 p.m., Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m., Eastern time. (Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m., Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the NYSE, the price will be based on the net asset value determined as of the close of regular trading on the NYSE on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m., Eastern time, on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than those borne by Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Class C shareholders and the Class A, Class B and Class C shareholders will vote separately by class, and (v) Class B shares shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act, will seek to ensure that no such conflict arises.

Aternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge
                          ____________

                                                     Discount or
                                                     Commission
                                       As % of       to Dealers
                        As % of        the           or Agents
                        Net            Public        As % of
Amount of               Amount         Offering      Offering
Purchase                Invested       Price         Price
________                ________       ________      ____________

Less than
  $100,000              4.44%          4.25%         4.00%

$100,000 but
  less than
  $250,000              3.36           3.25          3.00

250,000 but
  less than
  $500,000              2.30           2.25          2.00

500,000 but
  less than
  $1,000,000*           1.78           1.75          1.50

_________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption (less a 2.0% redemption fee if you redeem shares of the closed-end fund outstanding at the time of the Conversion designated as Class A shares of the Fund (the "Conversion Class A Shares") during the first 12 months following the Conversion). Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.
In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares as described below under "--Class B Shares-- Conversion Feature." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on October 8, 2001.

              Net Asset Value per Class A Share at
              October 8, 2001                               $5.57

              Class A Per Share Sales Charge 4.25%
              of offering price (4.49% of net asset
              value per share)                               $.25
                                                         ________

              Class A Per Share Offering Price to
              the Public                                    $5.82

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Fund, Inc.
  -Alliance Portfolios

  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and
(vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
___________________     ____________________________________

First                             4.0%
Second                            3.0%
Third                             2.0%
Fourth                            1.0%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.
         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form less, if applicable, a temporary 2.0% redemption fee (described below). Except for any contingent deferred sales charge, which may be applicable to Class A, Class B or Class C shares, and the temporary redemption fee described below, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative. Redemptions and exchanges of Conversion Class A Shares are subject to a temporary redemption fee, payable to the Fund equal to 2.0% of the net asset value of the shares redeemed or exchanged for another open-end investment company sponsored by Alliance during the first 12 months following the Conversion.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge and the temporary redemption fee, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer of shares for which no stock certificates have been issued by telephone at 800-221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at 800-221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions -- General. During periods of drastic economic or market developments, such as the terriorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonable believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares or the temporary redemption fee on Conversion Class A Shares), except that requests placed through selected dealers or agents before the close of regular trading on the NYSE on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time. (Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m., Eastern time, and receive a price based on that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B and Class C shares unless otherwise indicated.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the net asset value next determined and without sales or service charges, except that the temporary redemption fee will be deducted in the case of the exchange of Conversion Class A Shares that are redeemed within twelve months of the Conversion. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS, Inc. by 4:00 p.m., Eastern time, on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

              Alliance Global Investor Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A,
Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions, the temporary redemption fee applicable to Conversion Class A Shares and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and, thereafter, other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge

(such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Charter and By-Laws at the next close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the NYSE is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the NYSE or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the NYSE or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the NYSE and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the NYSE but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern (including Korean) securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the NYSE is closed, other than customary weekend and holiday closings,
(2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the NYSE, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.
________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes.
The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro-rata share of foreign taxes paid by the Fund, (ii) treat his pro-rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro-rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         As noted above, the Fund may be subject to other state and local taxes.

Korean Taxes

         Assuming the Fund does not maintain any permanent establishment within Korea, the Fund generally will not be subject to any Korean income taxes other than those Korean taxes described below.

         Capital gains realized by the Fund from the sale or exchange of Korean stocks or securities listed on the Korean Securities Exchange ("KSE") or KOSDAQ are statutorily exempt from Korean withholding tax so long as (i) the trade is made on the respective exchange, and (ii) the Fund (together with related parties) has not owned 25% or more of the total outstanding shares of the listed company at any time in the calendar year that includes the transfer date and during the five calendar years before the calendar year that includes the transfer date. In addition, Korean withholding tax is not imposed on gains realized by the Fund from the transfer outside of Korea of certain depository receipts issued overseas based on underlying listed Korean shares and of certain foreign currency denominated bonds and notes.

         If the Fund invests in a stock or security that does not qualify for the exemptions discussed above, then unless the income tax treaty between the United States and Korea (the "Korean Tax Treaty") applies, capital gains realized from the sale or exchange of any such stock or security generally will be subject to Korean withholding tax equal to the lower of (i) 11% (including resident tax) of the gross sales proceeds, or
(ii) 27.5% (including resident tax) of the difference between the gross sales proceeds and the acquisition cost of the stock or security sold provided the Fund can provide satisfactory evidence of the acquisition cost. Under current Korean law, if the Korean Tax Treaty applies, capital gains derived by the Fund upon the sale of stock or other securities of Korean corporations will be exempt from any Korean withholding tax.

         Under current Korean law, if the Korean Tax Treaty applies, payments to the Fund of interest income by Korean corporations would be subject to a 13.2% Korean withholding tax (including resident tax), and dividends received by the Fund from Korean corporations would generally be subject to a 16.5% Korean withholding tax (including resident tax). If the benefits of the Korean Tax Treaty are not applicable to the Fund, the total rate of Korean withholding taxes (including resident tax) imposed on the dividend and interest income derived by the Fund from Korean corporations generally would be 27.5%. Whether or not the Korean Tax Treaty applies, payments of interest on bonds denominated in a foreign currency issued by Korean entities to the Fund are currently exempted from income taxes, including withholding taxes.

         Under current Korean law, no Korean inheritance and gift tax will apply to any testamentary, intestate or intervivos transfer of the shares of the Fund unless the decedent or the donee, as the case may be, is domiciled in Korea.

         A securities transaction tax is payable on the transfer of shares issued by a Korean corporation, which tax generally is assessed at the rate of 0.5% of the sale price of the shares (except (i) where the relevant shares are traded on the KSE, in which case the securities transaction tax is assessed at the rate of 0.15% of the sale price of the shares, and (ii) where the relevant shares are traded through the KOSDAQ, in which case the securities transaction tax is assessed at the rate of 0.3% of the sale price of the shares). An additional agricultural and fishery special tax is imposed on securities transactions made on the KSE at the rate of 0.15% of the sale price.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in specific transactions with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who supply investment information to the Adviser.

         Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         The Fund may deal in some instances in securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, from a dealer, which is not a member of the NYSE on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co.") an affiliate of the Adviser. In such instances the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      During the fiscal years ended April 30, 2001, 2000 and 1999, the Fund incurred brokerage commissions amounting in the aggregate of $112,664, $418,203 and $286,144, respectively.
During the fiscal years ended April 30, 2001, 2000 and 1999, brokerage commissions amounting in the aggregate of $-0-, $-0- and $-0-, respectively, were paid to SCB & Co. During the fiscal year ended April 30, 2001, the brokerage commissions paid to SCB & Co. constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended April 30, 2001, of the Fund's aggregate dollar amount of brokerage commissions, -0-% were effected through SCB & Co. During the fiscal year ended April 30, 2001, transactions in portfolio securities of the Fund aggregated $40,218,570. Brokerage commissions of approximately $112,158 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1992. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund when duly issued will be fully paid and non-assessable.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the Maryland General Corporation Law. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

      A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Board of Directors of the Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes or series of shares within the Fund.

If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         At October 8, 2001, there were 7,448,904 shares of common stock of the Fund outstanding, all of which were Class A shares.

         According to the information filed with the Commission, as of October 8, 2001, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock.

                                            Percent of Common
Name and Address of    Amount of Beneficial    Stock Based on
Beneficial Owner       Ownership               Shares Outstanding
___________________    ____________________    __________________

City of London
Investment Group PLC,
City of London Investment
Management Company
Limited and City of
London Unit Trust
Managers Limited,
10 Eastcheap, London
EC3M ILX, England            1,243,000               16.69%

Faithfulness Ltd.
John M. Templeton
P.O. Box N-7776
Lyford Cay
Nassau, Bahamas                422,000               5.70%

Custodian

         Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts, 02109-3661, acts as custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland, for certain matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP serves as independent accountants for the Fund.

Performance Information

      From time to time, the Fund advertises its total return, which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year.

         From February 24, 1992 through the date of the Conversion, the Fund operated as a closed-end investment company. Effective after the close of business on the date of Conversion, the Fund commenced operations as an open-end investment company and all outstanding shares of the Fund were reclassified as Class A shares. The Fund's average annual compounded total return based on net asset value for Class A shares for the one- and five-year periods ended April 30, 2001, and from the inception of the Fund through that date, were (28.56)%, (11.95)% and (5.38)%, respectively.

         The Fund's total return is computed separately for Class A, Class B and Class C shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.
Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Inc. ("Lipper") and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends may from time to time be sent to investors or placed in newspapers or magazines such as The New York Times, The Wall Street Journal, Barron's, Business Week, Changing Times, Fortune, Forbes, Money Magazine, or other media on behalf of the Fund.

Additional Information

         Shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS
________________________________________________________________

         The financial statements and the report of PricewaterhouseCoopers LLP of The Korean Investment Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated April 30, 2001 and it was filed on July 2, 2001. It is available without charge upon request by calling AGIS at (800) 227-4618.

____________________________________________________________

                           APPENDIX A:
                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this SAI, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

         (i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

         (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or
(B) the total of the sum of (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

              For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

         (ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION

    ITEM 23.   Exhibits

         (a)   (1)   Articles of Incorporation - Incorporated by
                     reference to Registrant's Registration
                     Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on November 8, 1991.

               (2)   Articles of Amendment to Articles of
                     Incorporation - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as
                     filed with the Securities and Exchange
                     Commission on November 27, 1991.

               (3)   Form of Articles of Amendment and
                     Restatement of the Registrant - Filed
                     herewith.

         (b)   (1)   Bylaws of the Registrant - Incorporated by
                     reference to Registrant's Registration
                     Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as Filed with the Securities and Exchange Commission on November 8, 1991.

               (2)   Form of Amended and Restated Bylaws of the
                     Registrant - Filed herewith .

         (c)   Not applicable.

         (d) Form of Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to the Reigstrant's Registration Statement on Form N-1A (File Nos. 333-68338 and 811-6467) as filed with the Securities and Exchange Commission on August 24, 2001.

         (e)   (1)   Form of Distribution Services Agreement
                     between the Registrant and Alliance Fund
                     Distributors, Inc. - Incorporated by
                     reference to Exhibit (e)(1) to the
                     Registrant's Registration Statement on Form
                     N-1A (File Nos. 333-68338 and 811-6467) as
                     filed with the Securities and Exchange
                     Commission on August 24, 2001.

               (2) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(2) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-68338 and 811-6467) as filed with the Securities and Exchange Commission on August 24, 2001.

               (3) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(3) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-68338 and 811-6467) as filed with the Securities and Exchange Commission on August 24, 2001.

         (f)   Not applicable.

         (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Amendment No. 3 to Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on September 8, 1992; filed electronically as an Exhibit herewith in accordance with Regulation Sec. 232.102.

         (h) Form of Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (h) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-68338 and 811-6467) as filed with the Securities nd Exchange Commission on August 24, 2001.

         (i)   (1)   Opinion and Consent of Seward & Kissel LLP -
                     Filed herewith.

               (2)   Opinion and Consent of Ballard Spahr Andrews
                     & Ingersoll LLP - Filed herewith.

         (j) Consent of Independent Accountants - Filed herewith.

         (k)   Not applicable.

         (l)   Not applicable.

         (m)   Form of Rule 12b-1 Plan - See Exhibit e(1) hereto.

         (n) Form of Rule 18f-3 Plan - Incorporated by reference from Exhibit (n) to the Registrant's
               Registration Statement on Form N-1A (File Nos.
               333-68338 and 811-6467) as filed with the
               Securities and Exchange Commission on August 24,
               2001.

         (p)   (1)   Code of Ethics for the Fund - Incorporated
                     by reference to Exhibit (p)(1) to Post-
                     Effective Amendment No. 74 of the
                     Registration Statement on Form N-1A of
                     Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

    Other Exhibits:

            Powers of Attorney for:  Messrs. Carifa, Dievler,
               Foulk, Hester and Hodgson - Incorporated by reference to Other Exhibits to the Registrant's Registration Statement on Form N-1A (File Nos. 333-68338 and 811-6467) as filed with the
               Securities and Exchange Commission on August 24,
               2001.

    ITEM 24. Persons Controlled by or Under Common Control with the Fund.

               None.

    ITEM 25.   Indemnification

            It is the Registrant's policy to indemnify its
               directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Form of Articles of Amendment and Restatement, to be filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of the Registrant's Form of Amended and Restated By-Laws filed as Exhibit (b) in response to item 23 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to
               Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Form of Articles of Amendment and Restatement, and
               Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's Form of Amended and Restated By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
               Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
    AGENTS.--

         (a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2)   "Corporation" includes any domestic or
                     foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)   "Expenses" include attorney's fees.

               (4)   "Official capacity" means the following:

                     (i)  When used with respect to a director,
                          the office of director in the
                          corporation; and

                    (ii)  When used with respect to a person
                          other than a director as contemplated
                          in subsection (j), the elective or
                          appointive office in the corporation
                          held by the officer, or the employment
                          or agency relationship undertaken by
                          the employee or agent in behalf of the
                          corporation.

                   (iii)  "Official capacity" does not include
                          service for any other foreign or
                          domestic corporation or any
                          partnership, joint venture, trust,
                          other enterprise, or employee benefit
                          plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (b)   (1)   A corporation may indemnify any director
                     made a party to any proceeding by reason of service in that capacity unless it is established that:

                     (i)  The act or omission of the director was
                          material to the matter giving rise to
                          the proceeding; and

                          1.   Was committed in bad faith; or

                          2.   Was the result of active and
                               deliberate dishonesty; or

                    (ii)  The director actually received an
                          improper personal benefit in money,
                          property, or services; or

                   (iii)  In the case of any criminal proceeding,
                          the director had reasonable cause to
                          believe that the act or omission was
                          unlawful.

               (2)   (i)  Indemnification may be against
                          judgments, penalties, fines,
                          settlements, and reasonable expenses
                          actually incurred by the director in
                          connection with the proceeding.

                    (ii)  However, if the proceeding was one by
                          or in the right of the corporation,
                          indemnification may not be made in
                          respect of any proceeding in which the
                          director shall have been adjudged to be
                          liable to the corporation.

               (3)   (i)  The termination of any proceeding by
                          judgment, order or settlement does not
                          create a presumption that the director
                          did not meet the requisite standard of
                          conduct set forth in this subsection.

                    (ii)  The termination of any proceeding by
                          conviction, or a plea of nolo
                          contendere or its equivalent, or an
                          entry of an order of probation prior to
                          judgment, creates a rebuttable
                          presumption that the director did not
                          meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                     (i)  For a proceeding brought to enforce
                          indemnification under this section; or

                    (ii)  If the charter or bylaws of the
                          corporation, a resolution of the board
                          of directors of the corporation, or an
                          agreement approved by the board of
                          directors of the corporation to which
                          the corporation is a party expressly
                          provide otherwise.

         (c)   A director may not be indemnified under subsection
               (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         (d)   Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                     (i)  If it determines a director is entitled
                          to reimbursement under paragraph (1) of
                          this subsection, the court shall order
                          indemnification, in which case the
                          director shall be entitled to recover
                          the expenses of securing such
                          reimbursement; or

                    (ii)  If it determines that the director is
                          fairly and reasonably entitled to
                          indemnification in view of all the
                          relevant circumstances, whether or not
                          the director has met the standards of
                          conduct set forth in subsection (b) of
                          this section or has been adjudged
                          liable under the circumstances
                          described in subsection (c) of this
                          section, the court may order such
                          indemnification as the court shall deem
                          proper.  However, indemnification with
                          respect to any proceeding by or in the
                          right of the corporation or in which
                          liability shall have been adjudged in
                          the circumstances described in
                          subsection (c) shall be limited to
                          expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

         (e)   (1)   Indemnification under subsection (b) of this
                     section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2)   Such determination shall be made:

                     (i)  By the board of directors by a majority
                          vote of a quorum consisting of
                          directors not, at the time, parties to
                          the proceeding, or, if such a quorum
                          cannot be obtained, then by a majority
                          vote of a committee of the board
                          consisting solely of two or more
                          directors not, at the time, parties to
                          such proceeding and who were duly
                          designated to act in the matter by a
                          majority vote of the full board in
                          which the designated directors who are
                          parties may participate;

                    (ii)  By special legal counsel selected by
                          the board or a committee of the board
                          by vote as set forth in subparagraph
                          (i) of this paragraph, or, if the
                          requisite quorum of the full board
                          cannot be obtained therefor and the
                          committee cannot be established, by a
                          majority vote of the full board in
                          which directors who are parties may
                          participate; or

                   (iii)  By the stockholders.

               (3)   Authorization of indemnification and
                     determination as to reasonableness of
                     expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

         (f)   (1)   Reasonable expenses incurred by a director
                     who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                     (i)  A written affirmation by the director
                          of the director's good faith belief
                          that the standard of conduct necessary
                          for indemnification by the corporation
                          as authorized in this section has been
                          met; and

                    (ii)  A written undertaking by or on behalf
                          of the director to repay the amount if
                          it shall ultimately be determined that
                          the standard of conduct has not been
                          met.

               (2)   The undertaking required by subparagraph
                     (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

         (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

         (i)   For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

         (j)   Unless limited by the charter:

               (1)   An officer of the corporation shall be
                     indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         (k)   (1)   A corporation may purchase and maintain
                     insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2)   A corporation may provide similar
                     protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Form of Articles of Amendment and Restatement reads as follows:

               "(1) To the full extent that limitations on the liability of directors and officers are permitted by Maryland Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

               "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by Maryland Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by Maryland Law.

               "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

               "(4) References to Maryland Law in this Charter are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VII, Section 7 of the Registrant's Form of Amended and
Restated By-Laws reads as follows:

               Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VIII of the Registrant's Form of Amended and Restated By-
Laws reads as follows:

               "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its current and former directors and officers and those persons who, at the request of the Corporation, serve or have served as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against all expenses, liabilities and losses (including attorneys' fee, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by them in connection with being such a director, officer or other person serving as described above. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or to its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

               "Section 2. Advances. Any current or former director or officer of the Corporation shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by such current or former director or officer in connection with the matter as to which he or she may be entitled to indemnification in the manner and, subject to the conditions described below, to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking by the person seeking indemnification or on behalf of such person to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
               (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, non parties to the proceeding ("disinterested nonparty directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

               "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or
               (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by
               (i) the vote of a majority of a quorum of disinterested nonparty directors or (ii) an independent legal counsel in a written opinion.

               "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

               "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

               "Section 6.  Amendments.  References in this
               Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

               The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

               The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

               The foregoing summaries are qualified by the entire text of Registrant's Articles of Amendment and Restatement and Amended and Restated By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a), (b), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330
               (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
               (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

    ITEM 26.   Business and Other Connections of Investment
               Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21,

               1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

    ITEM 27.   Principal Underwriters.

         (a)   Alliance Fund Distributors, Inc., the Registrant's
               Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
               Distributors, Inc. also acts as Principal
               Underwriter or Distributor for the following investment companies:

                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Greater China '97 Fund, Inc.
                   Alliance Growth and Income Fund, Inc.
                   Alliance Health Care Fund, Inc.
                   Alliance High Yield Fund, Inc.
                   Alliance Institutional Funds, Inc.
                   Alliance Institutional Reserves, Inc.
                   Alliance International Fund
                   Alliance International Premier Growth Fund,
                     Inc.
                   Alliance Money Market Fund
                   Alliance Multi-Market Strategy Trust, Inc.
                   Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Income Fund II
                   Alliance Municipal Trust
                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                     Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Select Investor Series, Inc.
                   Alliance Technology Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   AllianceBernstein Disciplined Value Fund, Inc AllianceBernstein Real Estate Investment
                     Fund, Inc.
                   AllianceBernstein Utility Income Fund, Inc.
                   The Alliance Fund, Inc.
                   The Alliance Portfolios
                The AllianceBernstein Trust

                   Sanford C. Bernstein Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                              POSITIONS AND                POSITIONS AND
                              OFFICES WITH                 OFFICES WITH
NAME                          UNDERWRITER                  REGISTRANT
----                          -------------                -------------

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                     President,
                                                           Director

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior
                              Vice President

Dave H. Williams              Director

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              & Managing Director

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,       Secretary
                              General Counsel and
                              Secretary

Robert H. Joseph, Jr.         Senior Vice President
                              and Chief Financial
                              Officer

Anne S. Drennan               Senior Vice President &
                              Treasurer

Benji A. Baer                 Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

James S. Comforti             Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

Donald N. Fritts              Senior Vice President

John A. Gagliano              Senior Vice President

Andrew L. Gangolf             Senior Vice President        Assistant
                              and Assistant General        Secretary
                              Counsel

John Grambone                 Senior Vice President

William B. Hanigan            Senior Vice President

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President


Susan L. Matteson-King        Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President        Assistant
                              and Assistant General        Secretary
                              Counsel

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Kurt H. Schoknecht            Senior Vice President


Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Michael J. Tobin              Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

William C. White              Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Gerard J. Friscia             Vice President and
                              Controller

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Leo Benitez                   Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

John C. Endahl                Vice President

Adam E. Engelhardt            Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Daniel J. Frank               Vice President

Alex G. Garcia                Vice President

Michael J. Germain            Vice President

Mark D. Gersten               Vice President               Treasurer and
                                                           Chief Financial
                                                           Officer

Hyman Glasman                 Vice President

Timothy J. Greeley            Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Timothy A. Hill               Vice President

George R. Hrabovsky           Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Eric G. Kalendar              Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Kathryn Austin Masters        Vice President

Thomas M. McConnell           Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Peter J. O'Brien              Vice President

John C. O'Connell             Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President

James J. Posch                Vice President

Arlene L. Reddington          Vice President

Bruce W. Reitz                Vice President

Karen C. Satterberg           Vice President

Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Jeffrey C. Smith              Vice President

David A. Solon                Vice President

William J. Spector            Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Gordon Telfer                 Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Michael D. Underhill          Vice President

Andrew B. Vaughey             Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Omar J. Aridi                 Assistant Vice
                              President

Joseph D. Asselta             Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Paul G. Bishop                Assistant Vice
                              President

Daniel U. Brakewood           Assistant Vice
                              President

Alan T. Brum                  Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jeffrey T. Coghan             Assistant Vice
                              President

Jean A. Coomber               Assistant Vice
                              President

Dorsey Davidge                Assistant Vice
                              President

Jennifer M. DeLong            Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Timothy J. Donegan            Assistant Vice
                              President

Joan Eilbott                  Assistant Vice
                              President

Bernard J. Eng                Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Gayle E. Gerrard              Assistant Vice
                              President

Kumar Jagdeo II               Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Mark W. Hubbard               Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Alexandra C. Landau           Assistant Vice
                              President

Laurel E. Lindner             Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Scott T. Malatesta            Assistant Vice
                              President

Gary D. McConnel              Assistant Vice
                              President

Amanda McNichol               Assistant Vice
                              President

Richard F. Meier              Assistant Vice
                              President

Charles B. Nanick             Assistant Vice
                              President

David A. Nicosia              Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Christopher A. Panicoe        Assistant Vice
                              President

Raymond E. Parker             Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

Carol H. Rappa                Assistant Vice
                              President

Brendan J. Reynolds           Assistant Vice
                              President

Patricia Ridella              Assistant Vice
                              President

James A. Rie                  Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Christina Santiago            Assistant Vice
                              President and
                              Counsel

Eileen B. Sebold              Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Marie R. Vogel                Assistant Vice
                              President

Eric D. Weedon                Assistant Vice
                              President

Jesse L. Weissberger          Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary


         (c)   Not applicable.

    ITEM 28.   Location of Accounts and Records.

               The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, MA 02109-3661. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

    ITEM 29.   Management Services.

               Not applicable.

    ITEM 30.   Undertakings

               Not applicable.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 18th day of October, 2001.

                             The KOREAN INVESTMENT FUND, INC.


                             By:/s/ John D. Carifa
                             ---------------------------------
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                          Title               Date
    ---------                          -----               ----

1.  Principal Executive Officer:

    /s/John D. Carifa                  Chairman            October 18, 2001
    ------------------                 and President
       John D. Carifa

2.  Principal Financial
   and Accounting
   Officer:

    /s/Mark D. Gersten                 Treasurer           October 18, 2001
    -------------------
       Mark D. Gersten

3. All of the Directors
    -------------------

    John D. Carifa
    David H. Dievler
    William H. Foulk, Jr.
    James Hester
    James D. Hodgson

    By:/s/Edmund P. Bergan, Jr.                            October 18, 2001
       ------------------------
       (Attorney-in-fact)

       Edmund P. Bergan, Jr.

                        Index to Exhibits
                        -----------------


Exhibit No.        Description of Exhibits
----------         -----------------------

(a)(3)             Form of Articles of Amendment and Restatement
(b)(2)             Form Amended and Restated Bylaws
(i)(1)             Opinion and Consent of Seward & Kissel LLP
(i)(2)             Opinion and Consent of Ballard Spahr Andrews &
                   Ingersoll LLP
(j)                Consent of Independent Accountants








































                              C-32
00250131.AK9